EXHIBIT 4.10
                                                                   ------------


                                                             EXECUTION COPY

                         MAGELLAN HEALTH SERVICES, INC.

                             STOCK OPTION AGREEMENT

                          Reference No. 200_ - ____ ( )

                               As of July 31, 2006

         SECTION 1. GRANT OF OPTION.

                  (a) OPTION. On the terms and conditions set forth in this Agreement and the Notice of Stock Option Award dated as of July 31, 2006 (the "OPTION AWARD NOTICE") delivered to Optionee simultaneously herewith (the form of which is attached hereto as Exhibit B), Magellan Health Services Inc. (the "COMPANY" as further defined below) grants to the Optionee referred to on the signature page hereof, as of the Date of Grant (as defined below), an option (the "OPTION") to purchase at the Exercise Price (as defined below) the number of shares of Ordinary Common Stock, $ 0.01 par value per share, of the Company set forth in such Notice of Stock Option Award, subject to adjustment thereto on account of any change in respect of the shares of Ordinary Common Stock that may be made as provided by Section 7 below (the "OPTION SHARES"). The option is intended to be an Incentive Stock Option (as defined below) or a Nonqualified Stock Option (as defined below), as provided in the Option Award Notice.

                  (b) 2006 MANAGEMENT INCENTIVE PLAN AND DEFINED TERMS. The option referred to in the Option Award Notice is granted on the same terms and conditions as provided for the grant of options pursuant to the Company's 2006 Management Incentive Plan, as amended and supplemented from time to time (the "PLAN"), a copy of which is incorporated herein by this reference, and shall be subject to such terms and conditions; it being understood, however, that the option granted pursuant to the Option Award Notice has been separately authorized by the Company and is not among the options authorized by and granted under the Plan and that the Option Shares that may be issued pursuant to such Option Award Notice are not among the shares of Ordinary Common Stock of the Company, and shall not be counted against, the maximum number of such shares, that may be issued pursuant to the Plan. Certain capitalized terms used herein are defined in Section 9 below but terms used herein, if not defined herein, shall have the same meaning for purposes hereof as provided by the Plan.

                  (c) SCOPE OF THIS AGREEMENT. This Agreement shall apply both to the option and to the Option Shares acquired upon the exercise of the option.

         SECTION 2. RIGHT TO EXERCISE.

                  (a) EXERCISABILITY. Subject to the conditions set forth in this Agreement and the Plan, all or part of the option may be exercised to purchase Option Shares prior to expiration of the option at the time or times, and subject to satisfaction of the conditions, set forth in the vesting and exercise provisions of the Option Award Notice.

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                  (b) $100,000 LIMITATION. If the option is designated as an
Incentive Stock Option in the Option Award Notice, then the Optionee's right to exercise the option shall be deferred to the extent (and only to the extent) that the option would not be treated as an Incentive Stock Option solely by reason of the $100,000 annual limitation under Section 422(d) of the Code, except that the Optionee need not defer his or her right to exercise the option if (i) the Company is subject to an Extraordinary Business Combination Event before the Optionee's Service terminates, (ii) the Company, or any surviving corporation of any business combination involving the Company or its parent (a "SURVIVING COMPANY") does not continue the option, and (iii) any Surviving Company does not assume the option or does not substitute an option with substantially the same terms for the option. The failure to defer exercise of the option in order to comply with this $100,000 limitation as permitted by the foregoing provisions may, however, result in the option no longer being considered an Incentive Stock Option. Additional limitations with regard to Incentive Stock Options are set forth in the Plan.

                  (c) INJURIOUS CONDUCT. Except as otherwise specifically provided by the Option Award Notice or by an agreement executed by the Company with the approval of the Committee, in the event the Optionee has engaged in Injurious Conduct as defined in, and as determined to have occurred in accordance with, Section 12 of the Plan during Optionee's Service or during the year following termination of Optionee's Service, then (i) no option issued to Optionee under the Option Award Notice may be exercised after such determination (even if fully vested) nor shall any other benefit of any Award thereafter accrue to the Optionee under the Agreement or the Plan (including by reason of the lapse of any restriction on transfer or other restriction applicable to Option Shares that have been issued), and the Company shall not complete the settlement of any such option (including completion of the issuance and delivery to the Optionee of Option Shares upon a previous exercise of the option) or the settlement of any other Award (including the removal of any restriction on transfer or other restriction applicable to any Option Shares that have been issued, even upon lapse of or compliance by the Optionee with any other restrictions thereon that are otherwise applicable to Optionee), and (ii) any such unsettled option shall be forfeited and shall terminate and any such Option Shares subject to any such restrictions shall be forfeited. A forfeiture of benefits as provided hereby upon the Committee determining that Optionee has engaged in Injurious Conduct during Optionee's Service or during the year following termination of Optionee's Service, shall not relieve Optionee of any other liability he or she may have to the Company, any Subsidiary or any Parent as a result of engaging in the Injurious Conduct.

                  (d) TRANSFER RESTRICTIONS ON OPTION SHARES. Subject to subsection 2(c) above and subsection 3(c) below, unless otherwise provided by the Option Award Notice, upon the acquisition of Option Shares pursuant to the exercise of an option after expiration of the vesting period and satisfaction of any vesting and exercise conditions provided by the Option Award Notice, Optionee shall be free to dispose of Option Shares so acquired in any manner and at any time.

         SECTION 3. TRANSFER OF OPTION.

                  (a) TRANSFERS GENERALLY PROHIBITED. Except as otherwise provided by the Option Award Notice or otherwise permitted by the terms of the Plan or in the case of a transfer permitted by subsection 3(b) below, the option


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shall be exercisable only during the Optionee's lifetime and only by the
Optionee. Except as otherwise provided in subsection 3(b) below, the option and the rights and privileges conferred by the option shall not be sold or otherwise Transferred.

                  (b) CERTAIN TRANSFERS PERMITTED. Notwithstanding the foregoing provisions of this Section 3, this option may be Transferred (i) in the event of the Optionee's death, by will or the laws of descent and distribution or by a written beneficiary designation accepted by the Company, (ii) by operation of law in connection with a merger, consolidation, recapitalization, reclassification or exchange of Shares, reorganization or similar transaction involving the Company and affecting the Shares generally or (iii) with the approval of the Committee, to a member of Optionee's family, or a trust primarily for the benefit of Optionee and/or one or more members of Optionee's family, or to a corporation, partnership or other entity primarily for the benefit of Optionee and/or one or more such family members and/or trusts or (iv) with the approval of the Committee, in another estate or personal financial planning transaction; provided, however, that in any such case the option so Transferred shall remain subject in the hands of the Transferee to the restrictions on Transfer provided hereby and all other terms hereof, including the terms of subsection 2(c) above.

                  (c) FIDUCIARY AND SECURITIES LAW RESTRICTIONS. As a employee, officer and/or director of the Company, Optionee may be subject to restrictions on his or her ability to sell or otherwise Transfer Option Shares by reason of being a fiduciary for the Company or by reason of federal or state securities laws and/or the policies regarding transactions in securities of the Company from time to time adopted by the Company and applicable to Optionee in connection therewith. Nothing contained herein shall relieve Optionee of any restriction on sale or other Transfer of Option Shares provided thereby and any other restrictions of sale or other Transfer of Option Shares provided herein (including in the terms of the Plan) shall be in addition to and not in lieu of any other restrictions provided thereby.

         SECTION 4. EXERCISE PROCEDURES.

                  (a) NOTICE OF EXERCISE. The Optionee (or the Optionee's personal representative or permitted Transferee) may exercise the option by giving written notice to the Company specifying the election to exercise the option, the number of Option Shares for which it is being exercised and the form of payment. Exhibit A is an example of a "Notice of Exercise." The Notice of Exercise shall be signed by the person exercising the option. In the event that the option is being exercised by the Optionee's personal representative or permitted Transferee, the notice shall be accompanied by proof (satisfactory to the Company) of the representative's right to exercise the option. The Optionee or the Optionee's representative or permitted Transferee shall deliver to the Company, at the time of giving the notice, payment in a form permissible under
Section 5 below for the full amount of the Purchase Price.

                  (b) ISSUANCE OF COMMON STOCK. Subject to subsection 2(c) above and subsection 4(d) below, after receiving a proper notice of exercise and payment for the Option Shares for which the option was exercised, the Company shall cause to be issued a certificate or certificates for the Option Shares as to which this option has been exercised, registered in the name of the person


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exercising the option (or, at the direction of the Optionee, in the names of such person and his or her spouse as community property or as joint tenants with right of survivorship or as tenants in the entirety).

                  (c) WITHHOLDING REQUIREMENTS. The Company may withhold any tax (or other governmental obligation) as a result of the exercise of the option, as a condition to the exercise of the option, and the Optionee shall make arrangements satisfactory to the Company to enable it to satisfy all such withholding requirements. The Optionee shall also make arrangements satisfactory to the Company to enable it to satisfy any withholding requirements that may arise in connection with the vesting or disposition of Option Shares purchased by exercising of the option.

                  (d) SECURITIES LAW RESTRICTIONS ON EXERCISE. Unless a registration statement under the Securities Act permitting the sale and delivery of Option Shares upon exercise of the option is in effect at the date of exercise, the Company shall not be required to issue Option Shares upon such exercise, except as otherwise provided in this subsection. The Company shall use its commercially reasonable efforts to register under the Securities Act sufficient Option Shares to permit the sale and delivery to Optionee of all Option Shares that may be acquired by Optionee upon the exercise of the option; provided, however, that the Company shall only be so required to register the Option Shares on Form S-8 under the Securities Act (or any successor form). Notwithstanding the foregoing, the Company shall, if Optionee has given the Company at least 90 days' notice requesting the Company to register the Option Shares that may then be acquired by Optionee upon exercise of the option in accordance with the foregoing provisions of this subsection and the Company has failed to do so, issue Option Shares to Optionee upon exercise of the option without registration thereof under the Securities Act if (i) Optionee represents, effective on the date of such issuance, in writing in a form acceptable to the Company (A) that such Option Shares are being acquired for investment and not with a present view to distribution, (B) Optionee understands that the Option Shares have not been registered under the Securities Act and cannot be sold or otherwise Transferred unless a registration statement under the Securities Act is in effect with respect thereto or the Company has received an opinion of counsel, satisfactory to it, to the effect that such registration is not required, (C) that Optionee has, alone or together with any qualified advisor, such knowledge and experience in financial and business matters as is necessary to evaluate the risks of an investment in the Option Shares, is purchasing the Option Shares based on an independent evaluation of the long-term prospects of an investment in the Option Shares and has been furnished with such financial and other information regarding the Company as the Optionee has requested for purposes of making such evaluation, and (D) Optionee is able to bear the economic risk of an investment in the Option Shares subject to such restrictions on Transfer and (ii) if the Company determines that under the circumstances issuing the Option Shares pursuant to such exercise of the option is lawful; provided, however, that the Company may require, as a condition of such issuance of Option Shares, that Optionee execute and deliver to it such other certificates, agreements and other instruments as in the judgment of the Company, upon advice of counsel, are necessary or appropriate to assure that the Option Shares are issued to Optionee in accordance with the Securities Act and any other applicable securities law and may require that any certificates representing Option Shares so issued bear any restrictive legend appropriate for such purpose. In addition, even if a registration statement under the Securities Act permitting the sale and delivery of Option Shares upon exercise of the


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option is in effect at the date of exercise, the Company may suspend the issuance of Option Shares pursuant to the exercise of all options issued under the Option Award Notice for such period of time as in the judgment of the Company, upon advice of counsel, is necessary in order for the Company to come into compliance with all the reporting requirements applicable to the Company pursuant to Section 13(a) of the Exchange Act or to otherwise avoid in connection with the issuance of the Option Shares under such registration statement a violation of Sections 10, 11 or 12 of the Securities Act. If the Company suspends the issuance of Option Shares pursuant to the exercise of options issued under the Option Award Notice, the Company shall give prompt written notice thereof to the Optionee (but the failure of the Company to give such notice shall not prevent the Company from suspending the issuance of Option Shares as permitted hereby) and, at such time as such period of suspension ends, shall give prompt written notice thereof to Optionee.

         SECTION 5. PAYMENT FOR OPTION SHARES.

                  (a) CASH OR CHECK. All or part of the Purchase Price may be paid in cash or by good check.

                  (b) ALTERNATIVE METHODS OF PAYMENT. Subject to any provision pertaining thereto in the Option Award Agreement, at the sole discretion of the Committee, all or any part of the Purchase Price and any applicable withholding requirements may be paid by one or more of the following alternative methods:

                           (i) Surrender of Stock. Payment may be made by
                  surrendering ownership of Shares that are already owned by the Optionee free and clear of any restriction or limitation, unless the Company specifically agrees to accept such Shares subject to a restriction or limitation. In such cases, such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value on the date of exercise of the option. Without the specific approval of the Committee, the Optionee shall not be permitted to surrender ownership of Shares in payment of the Purchase Price (or withholding) if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the option for financial reporting purposes that otherwise would not have occurred.

                           (ii) Net Exercise. Payment may be made in the case of
                  Nonqualified Stock Options by reducing the number of Option Shares otherwise deliverable upon the exercise of the option by the number of Shares having a Fair Market Value equal to the amount of the Purchase Price and the withholding required to be made by the Company in connection with such exercise of the option.

                           (iii) Exercise/Sale. Payment may be made by the
                  delivery (on a form prescribed by the Company) of an irrevocable direction (A) to a securities broker approved by the Company to sell Option Shares (or other Shares owned by Optionee) and to deliver all or part of the sales proceeds to the Company or (B) to pledge Option Shares (and/or other


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                  Shares owned by Optionee) to a securities broker or lender approved by the Company as security for a loan, and to deliver all or part of the loan proceeds to the Company.

Should the Committee exercise its discretion to permit the Optionee to exercise the option in whole or in part in accordance with subsection 5(b) above, it shall have no obligation to permit such alternative exercise with respect to the remainder of the option or with respect to any other option to purchase Shares held by the Optionee.

         SECTION 6. TERM AND EXPIRATION.

                  (a) BASIC TERM. Subject to earlier termination in accordance with subsection 6(b) below, the exercise period of this option shall expire ten
(10) years after the date it is granted.

                  (b) TERMINATION OF SERVICE. If the Optionee's Service terminates, then the exercise period for this option shall expire (except as otherwise set forth in the Option Award Notice) on the earliest of the following occasions (or such later date as the Committee in a specific instance may determine), but in no event after the expiration of the ten year period referred to in subsection 6(a) above:

                           (i) the date six (6) months after the termination of
                  the Optionee's Service for any reason other than death, normal retirement or Disability;

                           (ii) the date twelve (12) months after the
                  termination of the Optionee's Service by reason of Disability or retirement at or after the normal date for retirement under any retirement plan of the Company in which Optionee participates or as otherwise determined pursuant to any then current formal retirement policy of the Company; or

                           (iii) the date twelve (12) months after the
                  Optionee's death.

The Optionee (or in the case of the Optionee's death or disability, the Optionee's personal representative) may exercise all or part of the option at any time before its expiration under the preceding provisions of this Section 6, but only to the extent that the option had become exercisable for Option Shares on or before the date the Optionee's Service terminates. When the Optionee's Service terminates, this option shall expire immediately with respect to the number of Option Shares for which this option has not yet become exercisable.

                  (c) NOTICE CONCERNING INCENTIVE STOCK OPTION TREATMENT. If this option is designated as an Incentive Stock Option in the Option Award Notice, it ceases to qualify for favorable tax treatment as an Incentive Stock Option to the extent it is exercised (i) more than three (3) months after the date the Optionee ceases to be an Employee for any reason other than death or permanent and total disability (as defined in Section 22(e)(3) of the Code),
(ii) more than twelve (12) months after the date the Optionee ceases to be an Employee by reason of such permanent and total disability or (iii) after the Optionee has been on a leave of absence for more than ninety (90) days, unless


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the Optionee's reemployment rights are guaranteed by statute or by contract.

         SECTION 7. ADJUSTMENT OF SHARES.

                  (a) ADJUSTMENT GENERALLY. If while the option remains in effect there shall be any change in the outstanding Shares of the class which may be purchased upon exercise of the option, through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, combination of shares, exchange of shares for other securities or other like change in the outstanding Shares, or any spin-off, split-off, dividend in kind or other extraordinary dividend or other distribution in respect of such outstanding Shares or other extraordinary change in the capital structure of the Company, an adjustment shall be made to the terms of the option so that the option shall thereafter be exercisable, otherwise on the same terms and conditions as provided by the Option Award Notice, this Agreement and the Plan, for such securities, cash and/or other property as would have been received in respect of the Shares that would have been issued upon exercise of the option had the option been exercised in full immediately prior to such change or distribution (whether or not the option was then exercisable in full) or, if and to the extent the Committee determines that so adjusting the consideration to be received upon exercise of the option, in whole or in part, is not practicable, the Committee shall equitably modify the consideration to be received in respect of the exercise of the option or the Exercise Price or other pertinent terms and conditions of the option as provided by subsection 7(b) below. Such an adjustment shall be made successively each time any such change in the outstanding Shares of the class which may be purchased upon exercise of the option or extraordinary distribution in respect of such outstanding Shares or extraordinary change in the capital structure of the Company shall occur.

                  (b) MODIFICATION OF OPTION. In the event any change in the outstanding Shares of the class which may be purchased upon exercise of the option or extraordinary distribution in respect of such outstanding Shares or extraordinary change in the capital structure of the Company described in subsection 7(a) above occurs, or in the event of any change in applicable laws or any change in circumstances which results in or would result in any substantial dilution or enlargement of the rights granted to, or available for, Optionee in connection with the terms of the Plan or which otherwise warrants equitable adjustment to the terms and conditions of the option because such event or circumstances interferes with the intended operation of the terms of the Plan (including the intended tax consequences of Awards) occurs, then the Committee may, and shall where required by subsection 7(a) above, adjust the number and kind of Shares and/or other securities and/or cash or other property that may be issued or delivered upon the exercise of the option and/or adjust the Exercise Price and/or other terms and conditions of the option as the Committee in its discretion determines to be equitable in order to prevent dilution or enlargement of the Optionee's rights in respect of the option as such existed before such event. Appropriate adjustments may likewise be made by the Committee in other terms and conditions of the option to reflect equitably such changes in circumstances, including modifications of performance targets and changes in the length of performance periods relating to the vesting of the option or any restrictions on Option Shares. Notwithstanding the foregoing, (i) each such adjustment with respect to an Incentive Stock Option shall comply with the rules of Section 424(a) of the Code, (ii) in no event shall any adjustment


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be made which would render any Incentive Stock Option granted hereunder other than an "incentive stock option" for purposes of Section 422 of the Code without the consent of the Optionee and (iii) no adjustment shall be made which is prohibited by Section 13 of the Plan.

                  (c) MODIFICATIONS TO COMPLY WITH SECTION 409A. To the extent applicable, this Agreement shall be interpreted in accordance with Section 409A of Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or guidance that may be issued after the Date of Grant. Without limiting the authority of the Committee under subsection 7(b) above to make modifications to the option by reason of changes in law or circumstances that would result in any substantial dilution or enlargement of the rights granted to, or available for, Optionee in connection with the terms of the Plan or which otherwise warrants equitable adjustment to the terms and conditions of the option because such event interferes with the operation of the terms of the Plan, and notwithstanding any provision of the Agreement to the contrary, in the event that the Committee or an authorized officer of the Company determines that any amounts will be immediately taxable to the Participant under Section 409A of the Code and related Department of Treasury guidance (or subject the Optionee to a penalty tax) in connection with the grant or vesting of the option or any other provision of the Option Award Notice or this Agreement or the Plan, the Company may (a) adopt such amendments to the option, including amendments to this Agreement (having prospective or retroactive effect), that the Committee or authorized officer determines to be necessary or appropriate to preserve the intended tax treatment of the option and/or (b) take such other actions as the Committee or authorized officer determines to be necessary or appropriate to comply with the requirements of Section 409A of the Code and related Department of Treasury guidance, including such Department of Treasury guidance and other interpretive materials as may be issued after the Date of Grant.

         SECTION 8. MISCELLANEOUS PROVISIONS.

                  (a) RIGHTS AS A SHAREHOLDER. Neither the Optionee nor the Optionee's personal representative or permitted Transferee shall have any rights as a shareholder with respect to any Option Shares until the Optionee or his or her personal representative or permitted Transferee becomes entitled to receive such Option Shares by (i) filing a notice of exercise and (ii) paying the Purchase Price as provided by this Agreement, and any such right shall also be subject to subsections 2(c) and 4(d) above.

                  (b) TENURE. Nothing in the Option Award Notice, this Agreement or the Plan shall confer upon the Optionee any right to continue in the Company's Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Optionee) or of the Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

                  (c) NOTIFICATION. Any notification required by the terms of this Agreement shall be given in writing and shall be deemed effective upon personal delivery to the President, Treasurer, General Counsel, Secretary or any Assistant Secretary of the Company or five Business Days upon deposit with the United States Postal Service, by registered or certified mail, with postage and


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fees prepaid addressed to the Company. A notice shall be addressed to the
Company at its principal executive office, marked to the attention of the Corporate Secretary, and to the Optionee at the address that he or she most recently provided to the Company.

                  (d) ENTIRE AGREEMENT. This Agreement, the Option Award Notice and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof and supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) which relate to the subject matter hereof; it being understood, however, that, if this Agreement is being entered into by the Company in the performance of obligations under an employment agreement between the Company and Optionee, the Company and Optionee shall also have those separate obligations, if any, relating to the granting of options provided thereby.

                  (e) WAIVER. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition whether of like or different nature.

                  (f) SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and upon the Optionee, the Optionee's personal representatives, heirs, legatees and other permitted Transferees, whether or not any such person shall have become a party to this Agreement and have agreed in writing to be joined herein and be bound by the terms hereof.

                  (g) CHOICE OF LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, as such laws are applied to contracts entered into and performed in such State.

         SECTION 9. DEFINITIONS.

                  (a) "AGREEMENT" shall mean this Stock Option Agreement.

                  (b) "BOARD OF DIRECTORS" shall mean the Board of Directors of the Company, as constituted from time to time.

                  (c) "CODE" shall mean the Internal Revenue Code of 1986, as amended and as the same may be amended from time to time, and the regulations promulgated thereunder.

                  (d) "COMMITTEE" shall mean the committee of the Board of Directors described in Section 2 of the Plan and (without limitation of the Committee's authority to otherwise delegate any of its powers or responsibilities as permitted by law) shall include any officer of the Company to whom such committee has specifically delegated by resolution adopted by the Committee authority to approve payment for Option Shares by an alternative method of payment referred to in subsection 5(b) above.

                  (e) "COMPANY" shall mean Magellan Health Services, Inc, a Delaware corporation, and any successor thereto.


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                  (f) "DATE OF GRANT" in respect of the option shall mean the date specified in the Option Award Notice.

                  (g) "DISABILITY" shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment as determined by the Committee in its sole discretion.

                  (h) "EMPLOYEE" shall mean any individual who is a common-law employee of the Company, a Parent or a Subsidiary.

                  (i) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended and as the same may be amended from time to time, and any successor statute, and the rules and regulations promulgated thereunder.

                  (j) "EXERCISE PRICE" shall mean the amount for which one Option Share may be purchased upon exercise of the option, as specified in the Option Award Notice.

                  (k) "EXTRAORDINARY BUSINESS COMBINATION EVENT" shall be deemed to have occurred upon any of the following events:

                           (i) any person (as such term is used in Section 13(d)
                  of the Exchange Act) becomes the "beneficial owner" (as determined pursuant to Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power in the election of directors of the Company's then outstanding securities, except that, in the case of a person who beneficially owned 50% of such combined voting power on the date of the Option Award Notice, such person becomes the beneficial owner (as so defined) of securities of the Company representing sixty percent (60%) of more of such combined voting power; or

                           (ii) during any period of two (2) consecutive years
                  (not including any period prior to the execution of this Agreement), individuals who at the beginning of such period constitute the members of the Board of Directors and any new director, whose election to the Board of Directors or nomination for election to the Board of Directors by the Company's stockholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Board of Directors; or

                           (iii) the Company shall merge with or consolidate
                  into any other corporation, other than a merger or consolidation which would result in the holders of the voting securities of the Company outstanding immediately prior thereto holding immediately thereafter securities representing more than fifty percent (50%) of the combined voting power of


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                  the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

                           (iv) the stockholders of the Company approve and
                  effect a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

                  (l) "FAIR MARKET VALUE" of a Share as of any day shall mean the average of the opening price and the closing price of the Shares on such day (or on the last preceding trading date if the Shares were not traded on such day) if the Shares are readily tradeable on a national securities exchange or the Nasdaq Stock Market (or other established market system involving current interdealer quotations), and, if the Shares are not readily tradeable, "Fair Market Value" shall mean the amount determined in good faith by the Committee (or in accordance with procedures approved by the Committee) as the fair market value of the Shares, which determination shall be final and binding on all persons.

                  (m) "INCENTIVE STOCK OPTION" shall mean an employee incentive stock option described in Section 422(b) of the Code.

                  (n) "NONQUALIFIED STOCK OPTION" shall mean a stock option not described in Sections 422(b) or 423(b) of the Code.

                  (o) "OPTION AWARD NOTICE" shall have the meaning provided by
Section 1 of this Agreement.

                  (p) "OPTIONEE" shall mean the person signing this Agreement as such.

                  (q) "PARENT" shall mean a "parent corporation" as defined in
Section 424(e) of the Code.

                  (r) "PLAN" shall mean the Magellan Health Services, Inc. 2006 Management Incentive Plan.

                  (s) "PURCHASE PRICE" shall mean the Exercise Price multiplied by the number of Option Shares with respect to which this option is being exercised.

                  (t) "SECURITIES ACT" shall mean the Securities Act of 1933, as amended and as the same may be amended from time to time, and any successor statute, and the rules and regulations promulgated thereunder.

                  (u) "SERVICE" shall mean service as an Employee. For any purpose under this Agreement, Service shall be deemed to continue while the Optionee is on a bona fide leave of absence, if such leave was approved by the Company in writing or if continued crediting of Service for such purpose is expressly permitted by the terms of such leave or required by applicable law (as determined by the Company).

                  (v) "SHARE" shall mean a share of Ordinary Common Stock of the Company, as the same may generally be exchanged for or changed into any other share of capital stock or other security of the Company or any other company in connection with a transaction referred to in subsection 7(a) above (and in the event of any such exchange or change, any security resulting from any such successive exchange or change).

                  (w) "TRANSFER" shall mean, with respect to the option or Option Share, any sale, assignment, transfer, alienation, conveyance, gift, bequest by will or under intestacy laws, pledge, lien encumbrance or other disposition, with or without consideration, of all or part of such Share, or of any beneficial interest therein, now or hereafter owned by the Optionee, including by execution, attachment, levy or similar process.

                  (x) "SUBSIDIARY" shall mean a "subsidiary corporation" as defined in Section 424(f) of the Code.

                  In consideration of the foregoing and intending to be legally bound hereby, the Company and the Optionee named below have executed this Agreement as of the date first above written.


                                   MAGELLAN HEALTH SERVICES, INC.

                                   By:
                                      ----------------------------------
                                      Name:
                                      Title:



OPTIONEE:


---------------------------------------
Name:  Andrew Gellman

Address for Notice:
5850 T.G.Lee Blvd., Suite 510
Orlando, FL 33131

Social Security Number:

                                    EXHIBIT A

                            SAMPLE NOTICE OF EXERCISE

Magellan Health Services, Inc.
[ADDRESS]
Attn: Corporate Secretary

Re:  Exercise of Option, Option Award Notice Reference No. _____.

                  I hereby exercise my stock option identified above and notify you of my desire to purchase the Option Shares that may be purchased pursuant to such option as and to the extent described below.

                  Except as otherwise agreed with the Company as provided by the Option Agreement, I shall pay for the Option Shares by delivery of a check payable to Magellan Health Services, Inc. (the "Company") in the amount described below in full payment for such Option Shares plus all amounts required to be withheld by the Company under state, federal or local law as a result of such exercise or shall provide such documentation as is satisfactory to the Company demonstrating that I am exempt from any withholding requirement.

                  This notice of exercise is delivered this __ day of ___, 20__.

---------------------------- -------------------------- -------------------- -------------------
No. of Option Shares to be   Type of Option             Exercise Price       Total
Acquired
---------------------------- -------------------------- -------------------- -------------------
                             Nonqualified Stock Option
---------------------------- -------------------------- -------------------- -------------------
                             Incentive Stock Option
---------------------------- -------------------------- -------------------- -------------------
Estimated Withholding        Nonqualified only
---------------------------- -------------------------- -------------------- -------------------
                                                        AMOUNT PAID
---------------------------- -------------------------- -------------------- -------------------


                                            Very truly yours,


                                            -----------------------------------
                                            Signature of Optionee

                                            Optionee's Name and Mailing Address:



                                            Optionee's Social Security Number:

                                            -----------------------------------

                                    EXHIBIT B

                          MAGELLAN HEALTH SERVICES INC.
                          -----------------------------

                          NOTICE OF STOCK OPTION GRANT
                        (REFERENCE NO. 20 ___ - ___ - __)

------------------------------- ------------------------------------------------
NAME OF OPTIONEE:
------------------------------- ------------------------------------------------

------------------------------- ------------------------------------------------
SHARES SUBJECT TO OPTION:       __________ shares of Ordinary Common Stock of
                                Magellan Health Services, Inc. (the "Shares")
------------------------------- ------------------------------------------------

------------------------------- ------------------------------------------------
TYPE OF OPTION:                  _X_ Nonqualified           ___ Incentive
------------------------------- ------------------------------------------------

------------------------------- ------------------------------------------------
EXERCISE PRICE PER SHARE:       $
------------------------------- ------------------------------------------------

------------------------------- ------------------------------------------------
DATE OF GRANT:                            , 20
------------------------------- ------------------------------------------------

------------------------------- ------------------------------------------------
DATE EXERCISABLE AND
OTHER CONDITIONS OF
EXERCISE:                       This option shall be exercisable, in whole or in
                                part, until its Expiration Date only to the
                                extent it is vested and while the Optionee's
                                Service with the Company, a Subsidiary or, a
                                Parent company continues. In addition, this
                                option, to the extent vested on the date of
                                termination of the Optionee's Service, shall be
                                exercisable for the period after the termination
                                of the Optionee's Service provided by Optionee's
                                Option Agreement, unless a different period is
                                specified in Optionee's employment agreement
                                with the Company, a Subsidiary or a parent
                                company, in which case this option shall be
                                exercisable for such different period after
                                termination of Optionee's Service (but in no
                                event on or after the Expiration Date).
------------------------------- ------------------------------------------------

------------------------------- ------------------------------------------------
                                In addition, this option may be exercised, to the extent vested, only when exercise is otherwise permitted in accordance with the terms of the 2006 Management Incentive Plan and the Option Agreement to which this notice of grant relates (including the provisions thereof applicable in the event of Injurious Conduct).
------------------------------- ------------------------------------------------

------------------------------- ------------------------------------------------
VESTING: This option shall vest with respect to the Shares subject hereto as to one-third of such Shares on each of the first, second and third anniversaries of the Date of Grant, provided that in each case the Optionee's Service has not terminated prior to such date.
------------------------------- ------------------------------------------------
                                Notwithstanding the preceding paragraph, this Option shall earlier vest immediately with respect to 100% of the Shares subject hereto in the event, after the date hereof, a Change in Control of the Company (as defined below) shall have occurred and within the period of eighteen months (or such other period as is provided by Optionee's employment agreement, if any, in effect at the time of the Change of Control) following occurrence of the Change in Control, Optionee's Service with the Company shall be terminated by the Company without Cause (as defined below) or by the Optionee with Good Reason (as defined below), provided that the Optionee's Service with the Company has not previously terminated after the date hereof for any other reason, and upon such accelerated vesting this Option shall continue to be exercisable for the same period after such termination of Optionee's Service as provided above. For purposes of this Option, the terms "Change in Control," "Cause" and "Good Reason" shall have the same meanings as provided in any employment agreement between the Company and
------------------------------- ------------------------------------------------

------------------------------- ------------------------------------------------
                                Optionee in effect at the time of the Change in Control (including any terms of substantially comparable significance in any such employment agreement even if not of identical wording) or, if no such employment agreement is in effect at such time or no such meanings are provided in such employment agreement, shall have the meanings ascribed thereto below:
------------------------------- ------------------------------------------------
                                (1)     A "Change in Control" of the Company
                                        shall mean the first to occur after the
                                        date hereof of any of the following
                                        events:
------------------------------- ------------------------------------------------
                                a. any "person," as such term is used in Sections 3(a)(9) and 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), becomes a "beneficial owner," as such term is used in Rule 13d-3 promulgated under the Exchange Act, of 30% or more of the Voting Stock (as defined below) of the Company;
------------------------------- ------------------------------------------------
                                b. the majority of the Board of Directors of the Company consists of individuals other than "Continuing Directors," which shall mean the members of the Board on the date hereof;
------------------------------- ------------------------------------------------
                                c. the Board of Directors of the Company adopts and, if required by law or the certificate of incorporation of the Corporation, the shareholders approve the dissolution of the Company or a plan of liquidation or comparable plan providing for the disposition of all or substantially all of the Company's assets;
------------------------------- ------------------------------------------------
                                d. all or substantially all of the assets of the Company are disposed of pursuant to a merger, consolidation, share exchange, reorganization or other transaction unless the shareholders of the Company immediately prior to such merger, consolidation, share exchange, reorganization or other transaction beneficially own, directly or indirectly, in substantially the same
                                        proportion as they previously owned the
                                        Voting Stock or other ownership
                                        interests of the Company, a majority of
                                        the Voting Stock or other ownership
                                        interests of the entity or entities, if
                                        any, that succeed to the business of the
                                        Company; or
------------------------------- ------------------------------------------------
                                e.      the Company merges or combines with
                                        another company and, immediately after
                                        the merger or combination, the
                                        shareholders of the Company immediately
                                        prior to the merger or combination own,
                                        directly or indirectly, 50% or less of
                                        the Voting Stock of the successor
                                        company, provided that in making such
                                        determination there shall being excluded
                                        from the number of shares of Voting
                                        Stock held by such shareholders, but not
                                        from the Voting Stock of the successor
                                        company, any shares owned by Affiliates
                                        of such other company who were not also
                                        Affiliates of the Company prior to such
                                        merger or combination.
------------------------------- ------------------------------------------------
------------------------------- ------------------------------------------------
                                (2)     "Cause" shall mean:
------------------------------- ------------------------------------------------
                                a.      Optionee is convicted of (or pleads
                                        guilty or nolo contendere to) a felony
                                        or a crime involving moral turpitude;
------------------------------- ------------------------------------------------
                                b. Optionee's commission of an act of fraud or dishonesty involving his or her duties on behalf of the Company;
------------------------------- ------------------------------------------------
                                c. Optionee's willful failure or refusal to faithfully and diligently perform duties lawfully assigned to Optionee as an officer or employee of the Company or other willful breach of any material term of any employment agreement at the time in effect between the Company and Optionee; or
------------------------------- ------------------------------------------------
                                d. Optionee's willful failure or refusal to abide by the Company's policies, rules, procedures or directives, including any material violation of the Company's Code of Ethics.
------------------------------- ------------------------------------------------
                                (3)     "Good Reason" shall mean:
------------------------------- ------------------------------------------------
                                a.      a reduction in Optionee's salary in
                                        effect at the time of a Change in
                                        Control, unless such reduction is
                                        comparable in degree to the reduction
                                        that takes place for all other employees
                                        of the Company of comparable rank (for
                                        which purpose any person who is an
                                        executive officer of the Company (as
                                        determined for purposes of the Exchange
                                        Act) shall be considered of comparable
                                        rank) or a reduction in Optionee's bonus
                                        for the year in which or any year after
                                        the year in which the Change of Control
                                        occurs from Optionee's maximum bonus
                                        opportunity for the year in which the
                                        Change in Control occurs (if any) as
                                        established under any employment
                                        agreement Optionee has with the Company
                                        or any bonus plan of the Company
                                        applicable to Optionee (or, if no such
                                        maximum bonus opportunity has yet been
                                        established for Optionee under a bonus
                                        plan applicable to Optionee for the year
                                        in which the Change of Control has
                                        occurred, the maximum bonus opportunity
                                        so established for Optionee for the
                                        immediately preceding year (if any));
------------------------------- ------------------------------------------------
                                b.      a material diminution in Optionee's
                                        position, duties or responsibilities as
                                        in effect at the time of a Change in
                                        Control or the assignment to Optionee of
                                        duties which are materially inconsistent
                                        with such position, duties and
                                        authority, unless in either case such
                                        change is made with the consent of the
                                        Optionee; or
------------------------------- ------------------------------------------------
                                c. the relocation by more than 50 miles of the offices of the Company which constitute at the time of the Change in Control Optionee's principal location for the performance of his or her services to the Company;
------------------------------- ------------------------------------------------
                                provided that, in each such case, such event or condition continues uncured for a period of more than 15 days after Optionee gives notice thereof to the Company.
------------------------------- ------------------------------------------------

------------------------------- ------------------------------------------------
                                For purposes of the foregoing definitions, (A) "the Company" shall include any entity that succeeds to all or substantially all of the business of the Company, (B) "Affiliate" of a person or other entity shall mean a person or other entity that directly or indirectly controls, is controlled by, or is under common control with the person or other entity specified, and (C) "Voting Stock" shall mean any capital stock of any class or classes having general voting power under ordinary circumstances, in the absence of contingencies, to elect the directors of a corporation and reference to a percentage of Voting Stock shall refer to such percentage of the votes that all such Voting Stock is entitled to cast.
------------------------------- ------------------------------------------------
OTHER TERMS (IF ANY):
------------------------------- ------------------------------------------------
EXPIRATION DATE:                          , 20
------------------------------- ------------------------------------------------

By signing your name below, you accept this award and acknowledge and agree that this award is granted under and governed by the terms and conditions of the Stock Option Agreement, reference number 2006-___, dated as of _______________, between Magellan Health Services, Inc. and the undersigned Optionee, which is hereby made a part of this document.

-------------------------------------- -----------------------------------------
OPTIONEE:                              MAGELLAN HEALTH SERVICES, INC.
-------------------------------------- -----------------------------------------

                                       By:
----------------------------------         -------------------------------------
Name:                                  Name:
                                             -----------------------------------
                                       Title:
                                              ----------------------------------

-------------------------------------- -----------------------------------------

                          MAGELLAN HEALTH SERVICES INC.

                          NOTICE OF STOCK OPTION GRANT


------------------------------- ------------------------------------------------
NAME OF OPTIONEE:               Andrew Gellman
------------------------------- ------------------------------------------------

------------------------------- ------------------------------------------------
SHARES SUBJECT TO OPTION:       30,000 shares of Ordinary Common Stock of
                                Magellan Health Services, Inc. (the "Shares")
------------------------------- ------------------------------------------------

------------------------------- ------------------------------------------------
TYPE OF OPTION:                 _X_ Nonqualified            ___ Incentive
------------------------------- ------------------------------------------------

------------------------------- ------------------------------------------------
EXERCISE PRICE PER SHARE:       $ 46.94
------------------------------- ------------------------------------------------

------------------------------- ------------------------------------------------
DATE OF GRANT:                  July 31, 2006
------------------------------- ------------------------------------------------

------------------------------- ------------------------------------------------
DATE EXERCISABLE AND
OTHER CONDITIONS OF
EXERCISE:                       This option shall be exercisable, in whole or in
                                part, until its Expiration Date only to the
                                extent it is vested and while the Optionee's
                                Service with the Company, a Subsidiary or, a
                                Parent company continues. In addition, this
                                option, to the extent vested on the date of
                                termination of the Optionee's Service, shall be
                                exercisable for the period after the termination
                                of the Optionee's Service provided by Optionee's
                                Option Agreement, unless a different period is
                                specified in Optionee's employment agreement
                                with the Company, a Subsidiary or a parent
                                company, in which case this option shall be
                                exercisable for such different period after
                                termination of Optionee's Service (but in no
                                event on or after the Expiration Date).
------------------------------- ------------------------------------------------

------------------------------- ------------------------------------------------
                                In addition, this option may be exercised, to the extent vested, only when exercise is otherwise permitted in accordance with the terms of the 2006 Management Incentive Plan and the Option Agreement to which this notice of grant relates (including the provisions thereof applicable in the event of Injurious Conduct).
------------------------------- ------------------------------------------------

------------------------------- ------------------------------------------------
VESTING: This option shall vest with respect to the Shares subject hereto as to one-third of such Shares on each of the first, second and third anniversaries of the Date of Grant, provided that in each case the Optionee's Service has not terminated prior to such date.
------------------------------- ------------------------------------------------
                                Notwithstanding the preceding paragraph, this Option shall earlier vest immediately with respect to 100% of the Shares subject hereto in the event, after the date hereof, a Change in Control of the Company (as defined below) shall have occurred and within the period of eighteen months (or such other period as is provided by Optionee's employment agreement, if any, in effect at the time of the Change of Control) following occurrence of the Change in Control, Optionee's Service with the Company shall be terminated by the Company without Cause (as defined below) or by the Optionee with Good Reason (as defined below), provided that the Optionee's Service with the Company has not previously terminated after the date hereof for any other reason, and upon such accelerated vesting this Option shall continue to be exercisable for the same period after such termination of Optionee's Service as provided above. For purposes of this Option, the terms "Change in Control," "Cause" and "Good Reason"
------------------------------- ------------------------------------------------

------------------------------- ------------------------------------------------
                                shall have the same meanings as provided in any employment agreement between the Company and Optionee in effect at the time of the Change in Control (including any terms of substantially comparable significance in any such employment agreement even if not of identical wording) or, if no such employment agreement is in effect at such time or no such meanings are provided in such employment agreement, shall have the meanings ascribed thereto below:
------------------------------- ------------------------------------------------
                                (1)     A "Change in Control" of the Company
                                        shall mean the first to occur after the
                                        date hereof of any of the following
                                        events:
------------------------------- ------------------------------------------------
                                a. any "person," as such term is used in Sections 3(a)(9) and 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), becomes a "beneficial owner," as such term is used in Rule 13d-3 promulgated under the Exchange Act, of 30% or more of the Voting Stock (as defined below) of the Company;
------------------------------- ------------------------------------------------
                                b. the majority of the Board of Directors of the Company consists of individuals other than "Continuing Directors," which shall mean the members of the Board on the date hereof;
------------------------------- ------------------------------------------------
                                c. the Board of Directors of the Company adopts and, if required by law or the certificate of incorporation of the Corporation, the shareholders approve the dissolution of the Company or a plan of liquidation or comparable plan providing for the disposition of all or substantially all of the Company's assets;
------------------------------- ------------------------------------------------
                                d. all or substantially all of the assets of the Company are disposed of pursuant to a merger, consolidation, share exchange, reorganization or other transaction unless the shareholders of the Company immediately prior to such merger, consolidation, share exchange, reorganization or other transaction beneficially own, directly or indirectly, in substantially the same
                                        proportion as they previously owned the
                                        Voting Stock or other ownership
                                        interests of the Company, a majority of
                                        the Voting Stock or other ownership
                                        interests of the entity or entities, if
                                        any, that succeed to the business of the
                                        Company; or
------------------------------- ------------------------------------------------
                                e.      the Company merges or combines with
                                        another company and, immediately after
                                        the merger or combination, the
                                        shareholders of the Company immediately
                                        prior to the merger or combination own,
                                        directly or indirectly, 50% or less of
                                        the Voting Stock of the successor
                                        company, provided that in making such
                                        determination there shall being excluded
                                        from the number of shares of Voting
                                        Stock held by such shareholders, but not
                                        from the Voting Stock of the successor
                                        company, any shares owned by Affiliates
                                        of such other company who were not also
                                        Affiliates of the Company prior to such
                                        merger or combination.
------------------------------- ------------------------------------------------
------------------------------- ------------------------------------------------
                                (2)     "Cause" shall mean:
------------------------------- ------------------------------------------------
                                a.      Optionee is convicted of (or pleads
                                        guilty or nolo contendere to) a felony
                                        or a crime involving moral turpitude;
------------------------------- ------------------------------------------------
                                b. Optionee's commission of an act of fraud or dishonesty involving his or her duties on behalf of the Company;
------------------------------- ------------------------------------------------
                                c. Optionee's willful failure or refusal to faithfully and diligently perform duties lawfully assigned to Optionee as an officer or employee of the Company or other willful breach of any material term of any employment agreement at the time in effect between the Company and Optionee; or
------------------------------- ------------------------------------------------
                                d. Optionee's willful failure or refusal to abide by the Company's policies, rules, procedures or directives, including any material violation of the Company's Code of Ethics.
------------------------------- ------------------------------------------------
                                (3)     "Good Reason" shall mean:
------------------------------- ------------------------------------------------
                                a.      a reduction in Optionee's salary in
                                        effect at the time of a Change in
                                        Control, unless such reduction is
                                        comparable in degree to the reduction
                                        that takes place for all other employees
                                        of the Company of comparable rank (for
                                        which purpose any person who is an
                                        executive officer of the Company (as
                                        determined for purposes of the Exchange
                                        Act) shall be considered of comparable
                                        rank) or a reduction in Optionee's bonus
                                        for the year in which or any year after
                                        the year in which the Change of Control
                                        occurs from Optionee's maximum bonus
                                        opportunity for the year in which the
                                        Change in Control occurs (if any) as
                                        established under any employment
                                        agreement Optionee has with the Company
                                        or any bonus plan of the Company
                                        applicable to Optionee (or, if no such
                                        maximum bonus opportunity has yet been
                                        established for Optionee under a bonus
                                        plan applicable to Optionee for the year
                                        in which the Change of Control has
                                        occurred, the maximum bonus opportunity
                                        so established for Optionee for the
                                        immediately preceding year (if any));
------------------------------- ------------------------------------------------
                                b.      a material diminution in Optionee's
                                        position, duties or responsibilities as
                                        in effect at the time of a Change in
                                        Control or the assignment to Optionee of
                                        duties which are materially inconsistent
                                        with such position, duties and
                                        authority, unless in either case such
                                        change is made with the consent of the
                                        Optionee; or
------------------------------- ------------------------------------------------
                                c. the relocation by more than 50 miles of the offices of the Company which constitute at the time of the Change in Control Optionee's principal location for the performance of his or her services to the Company;
------------------------------- ------------------------------------------------
                                provided that, in each such case, such event or condition continues uncured for a period of more than 15 days after Optionee gives notice thereof to the Company.
------------------------------- ------------------------------------------------

------------------------------- ------------------------------------------------
                                For purposes of the foregoing definitions, (A)
                                "the Company" shall include any entity that
                                succeeds to all or substantially all of the
                                business of the Company, (B) "Affiliate" of a
                                person or other entity shall mean a person or
                                other entity that directly or indirectly
                                controls, is controlled by, or is under common
                                control with the person or other entity
                                specified, and (C) "Voting Stock" shall mean any
                                capital stock of any class or classes having
                                general voting power under ordinary
                                circumstances, in the absence of contingencies,
                                to elect the directors of a corporation and
                                reference to a percentage of Voting Stock shall
                                refer to such percentage of the votes that all
                                such Voting Stock is entitled to cast.
------------------------------- ------------------------------------------------
OTHER TERMS (IF ANY):
------------------------------- ------------------------------------------------
EXPIRATION DATE:                July 31, 2016
------------------------------- ------------------------------------------------

By signing your name below, you accept this award and acknowledge and agree that this award is granted under and governed by the terms and conditions of the Stock Option Agreement, reference number 2006- ___ - __, dated as of July 31, 2006, between Magellan Health Services, Inc. and the undersigned Optionee, which is hereby made a part of this document.

-------------------------------------- -----------------------------------------
OPTIONEE:                              MAGELLAN HEALTH SERVICES, INC.
-------------------------------------- -----------------------------------------


                                       By:
----------------------------------         -------------------------------------
Name: Andrew Gellman                   Name:
                                             -----------------------------------
                                       Title:
                                              ----------------------------------

-------------------------------------- -----------------------------------------